Exhibit 99.1
RumbleOn Reports Sequential Revenue Growth of 48% and Gross Profit Growth of 46% for the First Quarter 2021
Improves Net Income and Achieves Positive Adjusted EBITDA in Q1

Projecting Year-over-Year Revenue Growth of 66%-78% in Q2; and Gross Profit Growth of 113-125%

Management to host a conference call today, May 17, 2021, at 8:30am ET

DALLAS--(BUSINESS WIRE)-- RumbleOn, Inc (NASDAQ: RMBL), an e-commerce company using innovative technology to aggregate and distribute pre-owned vehicles 100% online, today announced financial results for the three months ended March 31, 2021. Management is hosting an investor call to discuss results today, May 17, 2021 at 8:30am ET.

“During the past year we have continued to enhance our strategy and technology stack, paving the road for RumbleOn to participate in a tremendous share of powersport transactions, with improved unit economics. Our ‘buy direct from consumers’ strategy and our new B2B redistribution capabilities through DealerDirect means supply imbalances that would be headwinds for other business models, are tailwinds for RumbleOn,” said Marshall Chesrown, Chief Executive Offer. “With our pending business combination with RideNow, we are creating the only omnichannel solution in the powersports industry - offering an unparalleled customer experience for outdoor enthusiasts across the country. RideNow's significant physical retail platform provides another piece of a 'bricks and clicks' strategy for RumbleOn, enabling us to reach consumers wherever and most important however they want to shop, whether online, offline, or both.”

“RumbleOn is making powersport ownership accessible to everyone - from the first time rider to the life-long enthusiast - and we are thrilled to give consumers the easiest and most transparent process to Buy, Sell, Trade or Finance available in Powersports today. We have high ambitions and are excited about the next chapter for RumbleOn,” concluded Chesrown.

First Quarter 2021 Financial Highlights

Unless otherwise noted, all comparisons are on a quarter-over-quarter basis for the three months ended March 31, 2021 as compared to the three-months ended December 31, 2020:

●
Total vehicle unit sales was 3,500, a 32.2% increase from 2,647 in Q4 2020
●
Powersports unit sales was 1,006, up 17.0% from 860 units
●
Automotive unit sales was 2,494, up 39.6% from 1,787 units
●
Total revenue was $104.3 million, a 48.1% increase from $70.4 million in Q4 2020
●
Powersports revenue was $10.9 million, up 27.7% from $8.5 million
●
Automotive revenue was $84.1 million, up 52.1% from $55.3 million
●
Transportation and vehicle logistics revenue was $9.3 million, up 41.0% from $6.6 million
●
Total gross profit was $11.2 million, for a total gross margin of 10.7%, down 20 basis points from 10.9% in Q4 2020
●
Gross profit and gross margin for our vehicle distribution business was $9.2 million or 9.7% versus 9.3% in Q4 2020. Gross profit per vehicle was $2,626, up from $2,241
●
Powersports gross profit per powersport vehicle sold was $2,961
●
Automotive gross profit per automotive vehicle sold was $2,490

●
Sales, General and Administrative Expenses was $13.4 million, or 12.9% of revenue, down from 15.8% of revenue in Q4 2020
●
Advertising and Marketing expense was $1.6 million as compared to $1.0 million
●
Technology development expense was $0.4 million as compared to $0.4 million
●
General and Administrative expense was $3.8 million as compared to $3.9 million
●
Operating loss was $(2.8) million, an improvement from $(4.0) million in Q4 2020
●
Net loss was $(4.5) million, an improvement from $(5.5) million in Q4 2020
●
Positive Adjusted EBITDA of $0.02 million, an improvement from an Adjusted EBITDA loss of $(2.8) million in Q4 2020

A description of our results of operations for the first quarter of 2021 compared to the first quarter of 2020 will be included in the Quarterly Report on Form 10-Q to be filed later today, May 17, 2021.

Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of non-GAAP financial measures used in this release are provided in the attached financial tables.

Second Quarter 2021 Outlook

●
Total revenue range of $140.0 to $150.0 million, representing 66%-78% growth year-over-year
●
Gross profit of $18.0 to $19.0 million, representing 113%-125% growth year-over-year
●
Positive Adjusted EBITDA in the range of $1.2 million to $3.0 million

We expect our business combination with RideNow to close in late June or July of this year. We are reiterating our prior guidance on the combined company. Assuming a combination as of January 1, 2021, we expect revenue in a range of $1.45 billion to $1.55 billion and adjusted EBITDA in a range of $110.0 million to $115.0 million.

Conference Call Details

RumbleOn’s management will host a conference call to discuss its financial results today, May 17, 2021 at 8:30 a.m. Eastern Time. A live and archived webcast can be accessed from RumbleOn's Investor Relations website at https://investors.rumbleon.com. To access the conference call telephonically, callers may dial 1-877-407-9716 or 1-201-493-6779 for callers outside of the United States and entering conference ID 13719715.

About RumbleOn

Founded in 2017, RumbleOn (NASDAQ: RMBL) is an e-commerce company using innovative technology to aggregate and distribute pre-owned vehicles, 100% online. RumbleOn is disrupting the pre-owned vehicle supply chain by providing dealers with technology solutions such as virtual inventory, and a 24/7 distribution platform, and consumers with an efficient, timely and transparent transaction experience, without leaving home. Whether buying, selling, trading or financing a vehicle, RumbleOn enables dealers and consumers to transact without geographic boundaries in a transparent, fast and friction free experience. For more information, please visit http://www.rumbleon.com.

Non-GAAP Financial Measures

As required by the rules of the Securities and Exchange Commission ("SEC"), we provide reconciliations of the non-GAAP financial measures contained in this press release to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this release. Non-GAAP financial measures for the three months ended March 31, 2021 and December 31, 2020 used in this release include: adjusted EBITDA.

Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Non-GAAP financial measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to U.S. GAAP.

Adjusted EBITDA is defined as net income or loss adjusted to add back interest expense including debt extinguishment and depreciation and amortization, and certain charges and expenses, such as non-cash compensation costs, acquisition related costs, derivative income, financing activities, litigation expenses, severance, new business development costs, technology implementation costs and expenses, and facility closure and lease termination costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance.

Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. We present adjusted EBITDA because we believe it is frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Further, we believe it is helpful in highlighting trends in our operating results, because it excludes, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure and capital investments.

With respect to our second quarter 2021 financial target for adjusted EBITDA, a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude this non-GAAPtarget measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income prepared in accordance with GAAP that would be required to produce such a reconciliation.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination with RideNow (the “Transaction”), RumbleOn intends to file relevant materials with the SEC, including a preliminary proxy statement, and when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting RumbleOn's investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn’s stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the proxy statement relating to the Transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement relating to the Transaction when available. Information about RumbleOn’s directors and executive officers and their ownership of RumbleOn’s common stock is set forth in RumbleOn’s Annual Report on Form 10-K filed with the SEC on March 31, 2021. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RideNow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of RumbleOn in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement relating to the Transaction.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.

Forward-Looking Statements

This press release may contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this press release and speak only as of the date of this press release and are advised to consider the factors listed under the heading "Forward-Looking Statements" and "Risk Factors" in the Company's SEC filings, as may be updated and amended from time to time. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

 RumbleOn, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	As of March 31, 2021	As of December 31, 2020
ASSETS

Current assets:
Cash	$80,049	$1,466,831
Restricted cash	2,049,056	2,049,056
Accounts receivable, net	21,342,681	9,407,960
Inventory	24,034,754	21,360,441
Prepaid expense and other current assets	4,050,991	3,446,225
Total current assets	51,557,531	37,730,513

Property and equipment, net	6,317,167	6,521,446
Right-of-use assets	5,418,220	5,689,637
Goodwill	26,886,563	26,886,563
Deferred finance charge	10,950,000	-
Other assets	159,409	151,076
Total assets	$101,288,890	$76,979,235

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$17,523,899	$12,707,448
Accrued interest payable	827,903	1,485,854
Current portion of convertible debt	522,391	562,502
Current portion of long-term debt	32,826,176	20,688,651
Total current liabilities	51,700,369	35,444,455

Long-term liabilities:
Note payable	4,691,181	4,691,181
Warranty liability	10,950,000	-
Convertible debt, net	27,572,970	27,166,019
Derivative liabilities	37,346	16,694
Operating lease liabilities and other long-term liabilities	4,483,929	5,090,221
Total long-term liabilities	47,735,426	36,964,115

Total liabilities	99,435,795	72,408,570

Commitments and contingencies (Notes 6, 7, 8, 11, 16)

Stockholders' equity:
Class B Preferred stock, $0.001 par value, 10,000,000 shares authorized, 0 and 0 shares issued and outstanding as of March 31, 2021 and December 31, 2020	-	-
Common A stock, $0.001 par value, 50,000 shares authorized, 50,000 shares issued and outstanding as of March 31, 2021 and December 31, 2020	50	50
Common B stock, $0.001 par value, 4,950,000 shares authorized, 2,286,404 and 2,191,633 shares issued and outstanding as of March 31, 2021 and December 31, 2020	2,286	2,192
Additional paid-in capital	110,683,126	108,949,204
Accumulated deficit	(108,832,367)	(104,380,781)
Total stockholders' equity	1,853,095	4,570,665

Total liabilities and stockholders' equity	$101,288,890	$76,979,235

RumbleOn, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended December 31,	Three-Months Ended March 31,
	2020	2021	2020
Revenue:
Pre-owned vehicle sales:
Powersports	$8,502,393	$10,854,884	$23,139,080
Automotive	55,276,704	84,070,855	114,198,079
Transportation and vehicle logistics	6,624,699	9,338,272	7,087,591
Total revenue	70,403,796	104,264,011	144,424,750

Cost of revenue
Powersports	6,367,109	7,876,391	20,558,286
Automotive	51,480,957	77,859,808	108,353,505
Transportation	4,875,607	7,349,342	5,088,059
Cost of revenue before impairment loss	62,723,673	93,085,541	133,999,850
Impairment loss on automotive inventory	-	-	11,738,413
Total cost of revenue	62,723,673	93,085,541	145,738,263

Gross profit (loss)	7,680,123	11,178,470	(1,313,513)

Selling, general and administrative	11,149,483	13,401,344	18,056,426

Depreciation and amortization	575,241	599,240	522,995

Operating income (loss)	(4,044,601)	(2,822,114)	(19,892,934)

Interest expense	(1,451,070)	(1,608,820)	(2,216,757)

Change in derivative liability	(3,651)	(20,652)	(116,815)

Gain (loss) on early extinguishment of debt	-	-	188,164

Loss before provision for income taxes	(5,492,020)	(4,451,586)	(22,038,342)

Benefit for income taxes	-	-	-

Loss	$(5,492,020)	$(4,451,586)	$(22,038,342)

Weighted average number of common shares outstanding - basic and fully diluted	2,241,633	2,303,525	2,046,423

Net income (loss) per share - basic and fully diluted	$(2.45)	$(1.93)	$(10.77)

RumbleOn, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,451,586)	$(22,038,342)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	599,240	522,995
Amortization of debt discounts	558,840	627,755
Share based compensation	1,734,016	846,370
Impairment loss on inventory	-	11,738,413
Impairment loss on property and equipment	-	177,626
Loss from change in value of derivatives	20,652	116,815
Gain on early extinguishment of debt	-	(188,164)
Changes in operating assets and liabilities:
(Increase) decrease in prepaid expenses and other current assets	(604,766)	(159,175)
Increase in inventory	(2,674,313)	(9,765,663)
Decrease (increase) in accounts receivable	(11,934,721)	240,682
(Increase) decrease in other assets	(8,333)	155,175
Increase (decrease) in accounts payable and accrued liabilities	4,695,873	(2,176,064)
Increase in other liabilities	(214,296)	-
Increase (decrease) in accrued interest payable	(657,951)	434,318
Net cash used in operating activities	(12,937,345)	(19,467,259)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	-	(132,366)
Technology development	(394,962)	(290,376)
Net cash used in investing activities	(394,962)	(422,742)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	2,500,000	8,272,375
Payments on notes payable	(1,397,098)	-
Net proceeds from line of credit	10,842,623	2,097,755
Net Proceeds from sale of common stock	-	10,780,080
Net cash provided by financing activities	11,945,525	21,150,210

NET CHANGE IN CASH	(1,386,782)	1,260,209

CASH AND RESTRICTED CASH AT BEGINNING OF PERIOD	3,515,887	6,726,282

CASH AND RESTRICTED CASH AT END OF PERIOD	$2,129,105	$7,986,491

RumbleOn, Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Three Months Ended December 31,	Three Months Ended March 31
	2020	2021	2020
Net loss	$(5,492,021)	$(4,451,586)	$(22,038,342)
Add back:
Interest expense (including debt extinguishment)	1,451,070	1,608,820	2,028,593
Depreciation and amortization	575,241	599,240	522,995
Increase in derivative liability	(3,651)	20,652	116,815
EBITDA	(3,469,361)	(2,222,874)	(19,369,939)
Adjustments:
Impairment loss on automotive inventory	-	-	11,738,413
Non-cash-stock-based compensation	552,920	1,026,216	846,370
Acquisition costs associated with the RideNow Agreement	-	1,096,653	-
Litigation expenses	129,493	88,259	277,995
Other non-recurring costs	-	32,985	-
Adjusted EBITDA	$(2,786,948)	$21,239	$(6,507,161)

Source: RumbleOn, Inc

Investor Relations:
The Blueshirt Group
Hilary Sumnicht
investors@rumbleon.com